EXHIBIT 99.3
INTRODUCTION TO ANNUAL PRO FORMA
FINANCIAL STATEMENTS
(Unaudited)

Introduction

The following annual pro forma balance sheet, annual pro forma statement of operations, and explanatory notes give effect to the exchange of stock and reverse merger between Defense Solutions Holding, Inc. (“DS Holding” and formerly Flex Resources Co. Ltd.”) and Defense Solutions, Inc. (“DSI”), and are unaudited.

The annual pro forma balance sheet, annual pro forma statement of operations, and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The annual pro forma balance sheet and the annual pro forma statement of operations have been prepared utilizing the historical financial statements of DS Holding and DSI and should be read in conjunction with the historical financial statements and notes thereto.

The annual pro forma balance sheet and statement of operations have been prepared as if the exchange of stock and reverse merger had been consummated on January 01, 2007, and carried through to December 31, 2007.

This annual pro forma financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the exchange of stock and reverse merger occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

DEFENSE SOLUTIONS HOLDING, INC.
(Formerly Flex Resources Co., Ltd.)
Annual Pro Forma Balance Sheet
As of December 31, 2007
(Unaudited)

	Defense
	Solutions	Defense
	Holding, Inc.	Solutions, Inc.	Pro Forma
	01/31/08	12/31/07	Adjustments		Pro Forma
ASSETS
Current Assets:

Cash and cash equivalents	$11,541	$34,607	$125,000	(1)	$171,148
Accounts receivable - Trade ($0 allowance for doubtful accounts)	-	921,137	-		921,137
Inventory	-	100,000	-		100,000

Total current assets	11,541	1,055,744	125,000		1,192,285

Property and Equipment:

Mineral property	6,813	-	(6,813)	(2)	-
Computer and office equipment	-	104,324	-		104,324
Furniture and fixtures	-	102,928	-		102,928

	6,813	207,252	(6,813)		207,252
Less - Accumulated depreciation and amortization	-	(74,055)	-		(74,055)

Net property and equipment	6,813	133,197	(6,813)		133,197

Total Assets	$18,354	$1,188,941	$125,000		$1,325,482

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt and capital lease obligations	$-	$635,942	$-		$635,942
Checks in excess of bank balance	-	11,413	-		11,413
Bank lines of credit	-	556,916	-		556,916
Accounts payable - Trade	3,517	214,731	-		218,248
Accrued liabilities	-	186,042	-		186,042
Deferred revenues	-	761,000	-		761,000
Promissory Notes - Related parties	-	90,000	-		90,000
Due to related parties	-	67,324	-		67,324

Total current liabilities	3,517	2,523,368	-		2,526,885

Long-term Debt, less current portion:

Capital lease obligations	-	124,036	-		124,036

Total long-term debt	-	124,036	-		124,036

Total liabilities	3,517	2,647,404	-		2,650,921

Commitments and Contingencies

Stockholders' Equity (Deficit):

Common stock	47,077	716	(15,156)	(1)	31,921
			(716)	(2)
Additional paid-in capital	27,573	1,114,385	122,996	(2)	1,264,954
Stock subscription - 48,750 shares of common stock	-	48,750	(48,750)		-
Other accumulated comprehensive income (loss)	1,741	-	(1,741)	(2)	-
Accumulated (deficit)	(61,554)	(2,622,314)	61,554	(2)	(2,622,314)

Total Stockholders' Equity (Deficit)	14,837	(1,458,463)	118,187		(1,325,439)

Total Liabilities and Stockholders' Equity (Deficit)	$18,354	$1,188,941	$118,187		$1,325,482

DEFENSE SOLUTIONS HOLDING, INC.
(Formerly Flex Resources Co., Ltd.)
Annual Pro Forma Statement of Operations
For the Year Ended December 31, 2007
(Unaudited)

	Defense
	Solutions	Defense
	Holding, Inc.	Solutions, Inc.	Pro Forma
	01/31/08	12/31/07	Adjustments		Pro Forma

Revenues	$-	$750,717	$-		$750,717

Expenses:
Operating, general and administrative	59,953	1,482,798	(59,953)	(2)	1,482,798
Consulting fees paid by common stock	-	160,000	-
Consulting fees paid by common stock subscribed	-	48,750	-
Stock option compensation expense	-	911,118	-
Depreciation and amortization	-	35,568	-		35,568

Total expenses	59,953	2,638,234	(59,953)		1,518,366

(Loss) from operations	(59,953)	(1,887,517)	59,953		(767,649)

Other Income (Expense)
Other income	-	2,236	-		2,236
Other (expense) - Interest	-	(110,647)	-		(110,647)

Total other Income (Expense)	-	(108,411)	-		(108,411)

Provision for income taxes	-	-	-		-

Net (loss)	(59,953)	(1,995,928)	59,953		(1,995,928)

Other comprehensive (loss):
Foreign currency translation	1,293	-	(1,293)	(2)	-

Comprehensive (loss)	$(58,660)	$(1,995,928)	$58,660		$(1,995,928)

Net Loss Per Share - Basic and Diluted	$(0.00)	$(0.28)			$(0.07)

Weighted Average Shares Outstanding	43,124,046	7,011,836	(22,167,435)	(1)	27,968,447

Notes:

(1)
To record the issuance of 16,793,401 shares of common stock by Defense Solutions Holding, Inc. for 100% of the outstanding and subscribed shares of Defense Solutions, Inc. (7,250,000 shares of common stock); 125,000 shares of common stock through a Private Placement Agreement, and the cancellation of 32,074,000 shares of common stock in connection with the reverse merger with Defense Solutions, Inc.

(2)
To record the recapitalization of Defense Solutions Holding, Inc. based on the share exchange agreement, cancellation of common shares, issuance of common stock through a Private Placement Agreement, and reverse merger with Defense Solutions, Inc.

INTRODUCTION TO INTERIM PRO FORMA
FINANCIAL STATEMENTS
(Unaudited)

Introduction

The following interim pro forma balance sheet, interim pro forma statement of operations, and explanatory notes give effect to the exchange of stock and reverse merger between Defense Solutions Holding, Inc. (“DS Holding” and formerly Flex Resources Co. Ltd.) and Defense Solutions, Inc. (“DSI”), and are unaudited.

The interim pro forma balance sheet, interim pro forma statement of operations, and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The interim pro forma balance sheet and the interim pro forma statement of operations have been prepared utilizing the historical financial statements of DS Holding and DSI and should be read in conjunction with the historical financial statements and notes thereto.

The interim pro forma balance sheet and interim statement of operations have been prepared as if the exchange of stock and reverse merger had been consummated on January 01, 2008, and carried through to June 30, 2008.

This interim pro forma financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the exchange of stock and reverse merger occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

DEFENSE SOLUTIONS HOLDING, INC.
(Formerly Flex Resources Co., Ltd.)
Interim Pro Forma Balance Sheet
As of June 30, 2008
(Unaudited)

	Defense
	Solutions	Defense
	Holding, Inc.	Solutions, Inc.	Pro Forma
	07/31/08	06/30/08	Adjustments		Pro Forma
ASSETS
Current Assets:

Cash in bank	$1,372	$3,137	$125,000	(1)	$129,509
Accounts receivable - Trade	-	80,181	-		80,181
Accounts receivable - Advance to Employee	-	7,850	-		7,850
Inventory	-	100,000	-		100,000

Total current assets	1,372	191,168	125,000		317,540

Property and Equipment:

Computer and office equipment	-	104,324	-		104,324
Furniture and fixtures	-	102,928	-		102,928

	-	207,252	-		207,252
Less - Accumulated depreciation and amortization	-	(91,839)	-		(91,839)

Net property and equipment	-	115,413	-		115,413

Other Assets:

De bt issuance costs, net	-	10,000	-		10,000

Total other assets	-	10,000	-		10,000

Total Assets	$1,372	$316,581	$125,000		$442,953

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:

Current portion of long-term debt and capital lease obligations	$-	$1,138,956	$-		$1,138,956
Checks in excess of bank balance	-	1,869	-		1,869
Bank lines of credit	-	704,911	-		704,911
Accounts payable - Trade	-	200,461	-		200,461
Accrued liabilities	18,509	518,264	-		536,773
Promissory notes - Related parties	-	40,000	-		40,000
Current portion of due to related parties	-	78,520	-		78,520

Total current liabilities	18,509	2,682,981	-		2,701,490

Long-term Debt, less current portion:

Capital lease obligations	-	61,340	-		61,340
Due to related party	-	62,353

Total long-term debt	-	123,693	-		61,340

Total liabilities	18,509	2,806,674	-		2,762,830

Commitments and Contingencies

Stockholders' (Deficit):

Common stock	47,077	716	(15,156)	(1)	31,921
			(716)	(2)
Additional paid-in capital	27,573	1,200,341	201,438	(2)	1,429,352
Stock subscription - 90,000 shares of common stock	-	90,000	(90,000)
Accumulated other comprehensive income (loss)	1,259	-	(1,259)	(2)	-
(Deficit) accumulated during the development stage	(93,046)	(3,781,150)	93,046	(2)	(3,781,150)

Total Stockholders' (Deficit)	(17,137)	(2,490,093)	187,353		(2,319,877)

Total Liabilities and Stockholders' (Deficit)	$1,372	$316,581	$187,353		$442,953

DEFENSE SOLUTIONS HOLDING, INC.
(Formerly Flex Resources Co., Ltd.)
Interim Pro Forma Statement of Operations
For the Six Months Ended June 30, 2008
(Unaudited)

	Defense
	Solutions	Defense
	Holding, Inc.	Solutions, Inc.	Pro Forma
	07/31/08	06/30/08	Adjustments		Pro Forma

Revenues	$-	$308,240	$-		$308,240

Expenses:
Operating, general and administrative	32,043	1,214,550	(32,043)	(2)	1,214,550
Stock option compensation expense	-	85,956
Consulting fees paid by common stock	-	41,250
Depreciation and amortization	-	17,784	-		17,784

Total expenses	32,043	1,359,540	(32,043)		1,232,334

(Loss) from operations	(32,043)	(1,051,300)	32,043		(924,094)

Other Income (Expense)
Other income	-	524	-		524
Other (expense) interest	-	(108,060)	-		(108,060)

Total other Income (Expense)	-	(107,536)	-		(107,536)

Provision for income taxes	-	-	-		-

Net (loss)	(32,043)	(1,158,836)	32,043		(1,158,836)

Other comprehensive (loss):
Foreign currency translation	69	-	(69)	(2)	-

Comprehensive (loss)	$(31,974)	$(1,158,836)	$31,974		$(1,158,836)

Net Loss Per Share - Basic and Diluted	$(0.00)	$(0.16)			$(0.04)

Weighted Average Shares Outstanding	47,076,890	7,160,000	(22,315,598)	(1)	31,921,292

Notes:

(1)
To record the issuance of 16,793,401 shares of common stock by Defense Solutions Holding, Inc. for 100% of the outstanding and subscribed shares of Defense Solutions, Inc. (7,250,000 shares of common stock); 125,000 shares of common stock through a Private Placement Agreement, and the cancellation of 32,074,000 shares of common stock in connection with the reverse merger with Defense Solutions, Inc.

(2)
To record the recapitalization of Defense Solutions Holding, Inc. based on the share exchange agreement, cancellation of common shares, issuance of common stock through a Private Placement Agreement, and reverse merger with Defense Solutions, Inc.